UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

Ryerson Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-09117

(Commission File Number)

36-3425828

(I.R.S. Employer Identification No.)

2621 West 15th Place, Chicago, IL 60608

(Address of principal executive offices and zip code)

(773) 762-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Ryerson Initiates CEO Succession Planning

On May 25, 2010 Ryerson Inc. announced that it has begun succession planning in anticipation of the retirement of Chief Executive Officer and President Stephen E. Makarewicz prior to the end of 2012. Mr. Makarewicz, 63, has informed the company of his intent to retire by age 65. He has been CEO and President of the Company since August 2008, and previously served in a variety of other executive roles. Specific transition timing will be announced at a future date.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1	Press Release: Ryerson Initiates CEO Succession Planning

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2010

RYERSON INC.

By:	/s/ Terence R. Rogers
Name:	Terence R. Rogers
Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release: Ryerson Initiates CEO Succession Planning